UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2026, in connection with the approval by its shareholders of the Trust Agreement Amendment Proposal (as defined below) at the Meeting (as defined below), Translational Development Acquisition Corp., a Cayman Islands exempted company (the “Company”), entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 23, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”).

The Trust Agreement Amendment permits the Company to extend the date by which the Company must consummate an initial business combination from June 24, 2026 (the “Deadline Date”) up to twelve (12) times, each by an additional one-month period, to June 24, 2027, by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the Company’s trust account (the “Trust Account”), for each one-month extension, the lesser of $200,000 and $0.03 per outstanding public share two (2) days prior to such extension.

The foregoing description of the Trust Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Trust Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2026, the Company held an extraordinary general meeting of shareholders (the “Meeting”).

The Company’s Amended and Restated Memorandum and Articles of Association, as adopted by special resolution passed on December 20, 2024 (the “Existing Charter”), provided that the Company had until June 24, 2026 to consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination,” and such period, the “Combination Period”).

At the Meeting, the Company’s shareholders approved, as a special resolution, an amendment to the Existing Charter in the form set forth in Annex A to the Company’s definitive proxy statement dated May 27, 2026 (the “Extension Amendment”). The Extension Amendment extends the date by which the Company must consummate a Business Combination up to twelve (12) times from June 24, 2026 to June 24, 2027, each by an additional one-month period, for a total of twelve (12) months after the Deadline Date, assuming a Business Combination has not occurred.

The Company filed the Extension Amendment with the Registrar of Companies of the Cayman Islands on June 17, 2026. The foregoing description of the Extension Amendment does not purport to be complete and is qualified in its entirety by reference to the Extension Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of an aggregate of 17,430,905 ordinary shares of the Company, representing approximately 79.56% of the 21,907,500 ordinary shares issued and outstanding and entitled to vote as of May 19, 2026, the record date for the Meeting, were present in person, virtually or by proxy, constituting a quorum.

At the Meeting, the Company’s shareholders were presented with the following proposals:

1. Extension Amendment Proposal. A proposal, by special resolution, to amend the Existing Charter by adopting the Extension Amendment to extend the date by which the Company must consummate a Business Combination up to twelve (12) times from June 24, 2026 to June 24, 2027, each by an additional one-month period, for a total of twelve (12) months after June 24, 2026, assuming a Business Combination has not occurred (the “Extension Amendment Proposal”).

The Extension Amendment Proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
16,621,609	809,296	0	0

2. Trust Agreement Amendment Proposal. A proposal to amend the Trust Agreement to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one-month period each time up to June 24, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the Trust Account, for each one-month extension, the lesser of $200,000 and $0.03 per outstanding public share two (2) days prior to such extension (the “Trust Agreement Amendment Proposal”).

The Trust Agreement Amendment Proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
16,621,609	809,296	0	0

3. Adjournment Proposal. A proposal, by ordinary resolution, to adjourn the Meeting to a later date or dates, if necessary, either (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there were not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Trust Agreement Amendment and the Extension Amendment, or (ii) if the Company’s board of directors determined before the Meeting that it was not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

The Adjournment Proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes
16,621,609	809,296	0	0

Although the Adjournment Proposal was approved, no adjournment of the Meeting was effected in connection with the foregoing proposals.

In connection with the vote to approve the Extension Amendment Proposal, holders of 2,598,697 Class A ordinary shares issued in the Company’s initial public offering properly exercised their right to redeem such shares for cash at a redemption price of approximately $10.70 per share, for an aggregate redemption amount of approximately $27,817,433.95 (the “Meeting Redemptions”). Following the Meeting Redemptions, 14,651,303 Class A ordinary shares issued in the Company’s initial public offering remain outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of Translational Development Acquisition Corp.
10.1	Amendment to Investment Management Trust Agreement, dated as of June 17, 2026, by and between Translational Development Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2026	TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

	By:	/s/ Michael B. Hoffman
	Name:	Michael B. Hoffman
	Title:	Chief Executive Officer